SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2004

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code: (650) 462-5900

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On April 27, 2004, Depomed, Inc., a California corporation (“Depomed”), amended its License and Development Agreement, dated as of May 28, 2002, with Biovail Laboratories Incorporated (“Biovail”), a wholly-owned subsidiary of Biovail Corporation.  The Amended License and Development Agreement, dated as of April 27, 2004, between Depomed and Biovail is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

Exhibits.

10.1	Amended License and Development Agreement, dated as of April 27, 2004, between Depomed, Inc. and Biovail Laboratories Incorporated.*

*              confidential treatment requested

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and
Chief Financial Officer

Date: May 4, 2004

EXHIBIT INDEX

Exhibit

10.1	Amended License and Development Agreement, dated as of April 27, 2004, between Depomed, Inc. and Biovail Laboratories Incorporated.*

*              confidential treatment requested